UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2006

TEXOLA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-114995

(Commission File Number)

47-0930829

(IRS Employer Identification No.)

206 – 475 Howe Street, Vancouver, B.C. Canada V6C 2B3

(Address of principal executive offices and Zip Code)

604.685.8355

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 22, 2006, our company issued a news release reporting that it has received preliminary results from internationally renowned Cedar Strat Corp. on its 2006 field exploration program indicating that two anticlines were discovered. The northern anticline, named the Maverick Springs Anticline, is defined by opposing attitudes and a gravity high and covers approximately 53,000 acres. South dipping rocks at the axis on the southern part of the anticline indicates south plunge. Volcanic cover precludes finding exposures of the north plunge on the northern part of the anticline. The Maverick Springs Anticline provides the best drilling target in the Maverick Springs AMI.

Item 9.01	Financial Statements and Exhibits.

Exhibits

99.1	News Release dated August 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXOLA ENERGY CORPORATION

By: /s/ Thornton Donaldson

Name: Thornton Donaldson

Title: President, Secretary, Treasurer and Director

Dated: August 23, 2006